UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2017

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5810 Nancy Ridge Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 28, 2017, Biocept, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified on the signature pages thereto (the “Purchasers”), pursuant to which the Company will offer to the Purchasers, in a registered direct offering, an aggregate of 4,320,000 shares (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”) at a negotiated purchase price of $2.15 per share, for aggregate gross proceeds to the Company of approximately $9.3 million, before deducting fees to the placement agent and other estimated offering expenses payable by the Company. The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission on May 13, 2015, and was declared effective on May 21, 2015 (File No. 333-204138) (the “Registration Statement”).

Per the terms of the Purchase Agreement, the Company has agreed to certain restrictions on future stock offerings, including that during the 90-day period following the closing, the Company will not issue (or enter into any agreement to issue) any shares of Common Stock or Common Stock equivalents, subject to certain exceptions.

In a concurrent private placement, the Company is also selling to the Purchasers a warrant to purchase one half of a share of the Company’s Common Stock for each share purchased for cash in the offering, pursuant to that certain Common Stock Purchase Warrant, by and between the Company and each Purchaser (each, a “Warrant”, and collectively, the “Warrants”). The Warrants will be exercisable beginning on the six-month anniversary of the date of issuance (the “Initial Exercise Date”) at an exercise price of $2.50 per share and will expire on the five-year anniversary of the Initial Exercise Date. The purchase price of one share of the Company’s Common Stock under the Warrant is equal to the exercise price.

The exercise price and number of Warrant Shares will be subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Warrants. The Warrants will be exercisable on a “cashless” basis in certain circumstances.

The Warrants and the shares of the Company’s Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act. Each Purchaser is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. Each Purchaser, either alone or together with its representatives, has enough knowledge and experience to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the Warrants or the Warrant Shares to the public except pursuant to sales registered or exempted under the Securities Act.

Roth Capital Partners, LLC acted as the lead placement agent (the “Placement Agent”) and WestPark Capital and Chardan Capital acted as co-placement agents for the Company, on a “reasonable best efforts” basis, in connection with the offering. A copy of the Placement Agency Agreement, dated as of March 28, 2017, by and between the Company and the Placement Agent is attached hereto as Exhibit 10.2 and incorporated herein by reference (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Placement Agent will be entitled to a cash fee of 6.0% of the gross proceeds paid to the Company for the Shares and reimbursement of certain out-of-pocket expenses.

In addition, the Company entered into separate and substantially similar leak-out agreements with each Purchaser (the “Leak-Out Agreements”). Pursuant to the Leak-Out Agreements, from the date of the Purchase Agreement until the date that is 45 calendar days after (and including) the date of the Purchase Agreement, each Purchaser (together with certain of its affiliates) may not sell, dispose or otherwise transfer, directly or indirectly (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions), on any trading day, shares purchased in this offering, including the shares of Common Stock issuable upon exercise of the Warrants, in an amount more than a specified percentage of the trading volume of the Common Stock on the principal trading market, subject to certain exceptions. The maximum aggregate trading volume for all Purchasers will be 20% of the NASDAQ Composite Volume of the Common Stock as reported by Bloomberg, LP during each trading day during the above-referenced leak-out period, subject to certain exceptions. This restriction does not apply to any actual “long” (as defined in Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended) sales by such Purchaser (together with certain of its affiliates) at a price greater than $2.60. Further, this restriction does not apply to sales or transfers of any such shares of Common Stock in transactions which do not need to be reported on the NASDAQ consolidated tape so long as the purchaser or transferee executes and delivers a leak-out agreement. After such sale or transfer, future sales of the securities covered by the leak-out agreement by the original owner (together with certain of its affiliate) and the purchaser or transferee will be aggregated to determine compliance with the terms of the leak-out agreement.

The foregoing summaries of the offering, the securities to be issued in connection therewith, the Purchase Agreement, the Placement Agency Agreement, the Warrants and the Leak-Out Agreements do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents. Copies of the form of Purchase Agreement, the Placement Agency Agreement, the form of Leak-Out Agreement and the form of Warrant are attached hereto as Exhibits 10.1, 10.2, 10.3 and 4.1, respectively, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

Please see the disclosure regarding the Warrants and the Warrant Shares set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 8.01	Other Events

On March 28, 2017, the Company issued a press release announcing the offering described in Item 1.01 above, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Common Stock Purchase Warrant
5.1	Opinion of Cooley LLP
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement
10.3	Form of Leak-Out Agreement
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOCEPT, INC.
Dated: March 30, 2017	By:	/s/ Michael W. Nall
	Name:	Michael W. Nall
	Title:	President and Chief Executive Officer

EXHIBITS

Exhibit No.	Description of Exhibit
4.1	Form of Common Stock Purchase Warrant
5.1	Opinion of Cooley LLP
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement
10.3	Form of Leak-Out Agreement
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
99.1	Press Release